Exhibit 10.10



                     FORM OF FOURTH AMENDMENT

          FOURTH AMENDMENT, dated as of April 28, 1995 (this "AMENDMENT"), to the SENIOR NOTE AGREEMENT, dated as of January 29, 1993, as amended, supplemented or otherwise modified (the "Senior Note Agreement"), between Berlitz International, Inc., a New York corporation (the "Company"), and [Senior Noteholder's Name] (the "PURCHASER").

                        W I T N E S S E T H

          WHEREAS, pursuant to the Senior Note Agreement, the Company agreed to issue and sell to the Purchaser and the Purchaser agreed to purchase from the Company certain Senior Notes; and

          WHEREAS, the Company has requested, and upon this Amendment becoming effective, the Purchaser has agreed, that certain provisions of the Senior Note Agreement be amended in the manner and under the terms and conditions provided for in this Amendment.

          NOW THEREFORE, the parties hereto hereby agree as follows:

          I.  DEFINED TERMS.   Terms  defined  in the Senior Note Agreement
and used herein shall have the meanings given to them in the Senior Note Agreement.

          II.  AMENDMENT TO SENIOR NOTE AGREEMENT.

               1. Subsection 5A(iii) of the Senior Note Agreement is hereby amended by inserting, immediately prior to clause (g) thereof, the phrase "setting forth the amount of expenditures for Prepublication Costs during such fiscal quarter and".

               2. Subsection 6A(iii) of the Senior Note Agreement is hereby amended by inserting at the end thereof the phrase ", and capital expenditures shall not include any such expenditures in the nature of Prepublication Costs".

               3. Subsection 6H of the Senior Note Agreement is hereby amended to read in its entirety as follows:

          6H. LIMITATION ON CAPITAL EXPENDITURES AND PREPUBLICATION  COSTS.
(a) Make or commit to make (by way of the acquisition of securities of a Person or otherwise) any expenditure in respect of the purchase or other acquisition of fixed or capital assets (excluding any such asset acquired in connection with normal replacement and maintenance programs properly charged to current operations and excluding any such expenditures in the nature of Prepublication Costs)except for expenditures in the ordinary course of business not exceeding, in
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the aggregate for the Company  and  its Subsidiaries during any fiscal year of the Company, when added to the aggregate expenditures by the Company and its Subsidiaries during such fiscal year in respect of acquisitions permitted by subsection 6H(v), an amount equal to (x) in the case of the 1993 fiscal year and any other fiscal year following a fiscal year as at the last day of which the Total Debt to EBITDA Ratio is greater than 2.5 to 1.0, $15,000,000 or (y) in the case of any other fiscal year, $20,000,000; provided, however, that the sum of (i) the aggregate purchase price paid (including Indebtedness assumed, but excluding the aggregate amount paid subsequent to July 1, 1994 (but only to the extent such amount does not exceed 1,100,000 Irish pounds) in connection with the acquisition by the Company and/or any of its Subsidiaries of the 30% interest in, and redemption of certain preferred stock of, Softrans International Limited not owned by the Company or any Subsidiary on such date) in connection with acquisitions of stock of or assets constituting an operating business unit
of  Persons  engaged  in  the  translation   business,  plus  (ii)  capital
expenditures (excluding expenditures in the nature of Prepublication Costs) made in respect of the translation business conducted by the Company and its Subsidiaries shall not exceed in any fiscal year of the Company an amount equal to the sum of $750,000 plus 50% of EBITDA (Translation) for the immediately preceding fiscal year. Calculations pursuant to this subsection shall be made on a non-cumulative basis to the effect that any amounts permitted to be expended in any fiscal year which are not expended in such fiscal year may not be expended in any subsequent fiscal year.

     (b) Make or commit to make any expenditure in the nature of Prepublication Costs except for such expenditures in the ordinary course of business not exceeding in the aggregate for the Company and its Subsidiaries during any fiscal year set forth below the amount set forth opposite such fiscal year below:

                         FISCAL YEAR      AMOUNT

                            1995        $2,500,000
                            1996         3,000,000
                            1997         3,500,000
                            1998         4,000,000


          4. Subsection 6I(viii) of the Senior Note Agreement is hereby amended by changing paragraph (viii) to read in its entirety as follows:

               (viii) Investments constituting capital expenditures and expenditures for Prepublication Costs permitted by subsection 6H.

          5. The definition of the term "Prepublication Costs" is hereby added to Section 10 in proper alphabetical order:

          "Prepublication Costs": expenses incurred for the revision of existing, and the creation of new, materials for (a) the Company's publishing segment, including, without limitation, self-teaching products, phrasebooks, travel guides, dictionaries and CD-ROM and (b) the Company's language instruction multimedia segment, including, without limitation, books, cassettes, CD-ROM and videos used in the Company's language instruction business; such expenses include, without limitation: (i) payments to third party consultants and free-lancers for editorial, art and similar work; (ii) design work expenses; (iii) composition expenses, including type set-up; (iv) talent and recording expenses; and
          (v)  external  marketing   research  expenses  for  specific  new
          products.

          6. The definition of the term "Designated Subordinated Debt" included in Section 10 is hereby amended by inserting, immediately following the words" capital expenditures," the parenthetical phrase "(excluding any such expenditures in the nature of Prepublication Costs)".

          7.    The  definition of the term "Excess Cash Flow" included  in
Section 10 is hereby amended by revising clause (b)(ii) thereof to read in its entirety as follows:

               (ii) the amount of actual payments in cash during such fiscal period for capital expenditures (other than those acquired with the proceeds of, or in consideration of the issuance of, Indebtedness of the Company or any of its Subsidiaries and excluding any such expenditures in the nature of Prepublication Costs) and Prepublication Costs not to exceed the amount permitted under subsection 6H.

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          III.  General

          1. REPRESENTATION AND WARRANTIES. To induce the Purchaser to enter into this Amendment, the Company hereby represents and warrants to the Purchaser, as of the effective date of this Amendment, that no Default or Event of Default will have occurred and Be continuing.

          2. EFFECTIVENESS. This Amendment shall become effective on the date upon which counterparts hereof (or facsimile copies thereof), duly executed by the Company and each of the Company's Subsidiaries for which a signature line is set forth below shall have been received by the Purchaser.

          3.   PAYMENT  OF  EXPENSES.   The  Company  agrees   to  pay  the
reasonable fees and disbursements of the Purchaser in connection with the execution and delivery of this Amendment.

          4.   NO  OTHER  AMENDMENTS;  CONFIRMATION.   Except  as expressly
modified hereby, the provisions of the Senior Note Agreement and the Senior Notes are and shall remain in full force and effect.

          5. GOVERNING LAW; COUNTERPARTS. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

               (b) This Amendment may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the signed copies of this Amendment shall be lodged with the Company and the Purchaser. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                   BERLITZ INTERNATIONAL, INC.

                                   By:__________________________

                                   Title:_______________________


                                   [PURCHASER]

                                   By:__________________________

                                   Title:_______________________



The undersigned do hereby
consent to the terms and
conditions of the foregoing
Amendment.

BERLITZ PUBLISHING COMPANY, INC.

By:___________________________

Title:________________________


BERLITZ LANGUAGES, INC.

BY:___________________________

Title:________________________


BERLITZ FINANCIAL CORPORATION

By:__________________________

Title:_______________________